QUARTERLY INVESTOR UPDATE THIRD QUARTER FISCAL YEAR 2021

FORWARD LOOKING STATEMENTS 2 This investor update contains “forward-looking statements” which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning or similar expressions. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results; expectations in connection with the impact of the ongoing COVID-19 pandemic and related government actions on our business, our industry and the capital markets; customer retention; loan and other product demand; expectations concerning acquisitions and divestitures; new products and services, including those offered by Meta Payment Systems, Refund Advantage, EPS Financial and Specialty Consumer Services divisions; credit quality; the level of net charge-offs and the adequacy of the allowance for loan and lease losses; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: maintaining our executive management team; expected growth opportunities may not be realized or may take longer to realize than expected; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, including the deployment and efficacy of the COVID-19 vaccines, or other unusual and infrequently occurring events; actual changes in interest rates and the Fed Funds rate; additional changes in tax laws; the strength of the United States' economy, in general, and the strength of the local economies in which the Company operates; changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Federal Reserve; inflation, market, and monetary fluctuations; the timely and efficient development of, and acceptance of, new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties, including, in connection with the Company’s refund advance business, the risk of reduced volume of refund advance loans as a result of reduced customer demand for or usage of the Company’s strategic partners’ refund advance products; our relationship with, and any actions which may be initiated by, our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry; technological changes, including, but not limited to, the protection of our electronic systems and information; the impact of acquisitions and divestitures; litigation risk; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by MetaBank of its status as a well-capitalized institution, changes in consumer spending and saving habits; the impact of our participation as prepaid card issuer for the Economic Impact Payment (“EIP”) program and similar programs, losses from fraudulent or illegal activity, technological risks and developments and cyber threats, attacks or events; the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase; and the other factors described under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2020 and in other filings made by the Company with the Securities and Exchange Commission (“SEC”). The forward-looking statements included herein speak only as of the date of this investor update. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason. Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

3 WE STRIVE TO INCREASE FINANCIAL AVAILABILITY, CHOICE, AND OPPORTUNITY THROUGH FINANCIAL EMPOWERMENT. We work to disrupt traditional banking norms by developing partnerships with fintechs, affinity groups, government agencies, and other banks to make a range of quality financial products and services available to the communities we serve nationally. Our national bank charter, coordination with regulators, and deep understanding of risk mitigation and compliance allows us to guide our partners and deliver the financial products and services that meet the needs of those who need them most. We believe in financial inclusion for all®. Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

DIFFERENTIATED BUSINESS LINES WITH SIGNIFICANT GROWTH OPPORTUNITIES

Payments

Our Payments division works with fintechs, third-party providers, and various other organizations to distribute prepaid cards, deposit accounts, and payment related transactions. Meta is the fiduciary or custodian who issues accounts and manages the money, moving billions of dollars each day.

Tax Services

Our Tax Services division helps tax preparation firms to provide underbanked consumers with access to electronic tax filing services and refund advances, helping consumers gain faster, more convenient access to their tax refunds.

Meta Ventures

Meta Ventures provides capital to emerging and strategic companies that align with our mission and contribute to our goal of bringing financial inclusion to all.

Consumer Finance

Our Consumer Finance division helps consumers to better control their financial futures with empowered spending and reliable access to funds. Responsible credit options create pathways towards upward mobility by establishing credit histories and building credit scores.

Commercial Finance

Our Commercial Finance division provides America's small and medium sized enterprises and some large businesses with flexible capital solutions they often cannot get elsewhere. We offer factoring, asset-based lending, leasing, and government guaranteed lending using years of experience and proprietary techniques to actively monitor collateral and mitigate risk.

49%

Noninterest Income as a percent of Total Revenue in LTM ending June 30, 2021

Revenue Makeup

Last Twelve Months Ending June 30, 2021
($ in millions)


$34.1
$39.9
$85.1
$272.8
$103.1
Net Interest Income
Payments Fees
Tax Product Income
Rental Income
Other Income

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation
4

Increase Percentage of Funding From Core Deposits Optimize Interest- earning Asset Mix Improve Operating Efficiencies Efficiency ratio of 61.75% improved from 63.60% as of June 30, 2020. • Continuing to drive optimization and utilization of existing business platforms. • Leveraging technology to help drive future efficiencies. Reduced wholesale funding and borrowings by 82% from June 30, 2020. • Launched new bank-account product with Clair Focus on commercial finance business lines • Grew commercial finance loans by $80.6 million, or 3%, from the linked-quarter. • Community bank loans reduced to $304.0 million from $799.4 million at June 30, 2020. THIRD QUARTER BUSINESS HIGHLIGHTS & KEY STRATEGIC INITIATIVES 5Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

SUMMARY FINANCIAL RESULTS

THIRD QUARTER ENDED JUNE 30, 2021

INCOME STATEMENT

($ in thousands, except per share data)	3Q21	2Q21	3Q20
Net interest income	68,475	73,850	62,137
Provision for credit losses	4,612	30,290	15,093
Total noninterest income	62,453	113,453	41,048
Total noninterest expense	81,523	95,971	71,241
Net income before taxes	44,793	61,042	16,851
Income tax expense (benefit)	4,934	1,133	(2,426)
Net income before non-controlling interest	39,859	59,909	19,277
Net income attributable to non-controlling interest	1,159	843	1,087
Net income attributable to parent	**38,701**	**59,066**	**18,190**
Less: Allocation of earnings to participating securities[1]	729	1,113	432
Net income attributable to common shareholders[1]	37,972	57,953	17,758
Earnings per share, diluted	**$1.21**	**$1.84**	**$0.53**
Average diluted shares	31,338,947	31,535,022	33,815,651

[1] Amounts presented are used in the two-class earnings per common share calculation.

Revenue of $130.9 million, a 27% increase compared to $103.2 million for the same quarter in fiscal 2020.

- *Strong revenue growth compared to the prior year related to payments fee income driven by increased activity related to stimulus programs and delayed timing of the tax season.*

Noninterest expense increased 14% to $81.5 million for the fiscal 2021 third quarter, from $71.2 million for the same quarter of last year

- *Driven by increases in compensation due to a return to more normalized incentive accruals and additional employees to support growth as well as increased refund transfer expense due to timing.*

Earnings per share increased 128% year-over-year to $1.21.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

6

BALANCE SHEET HIGHLIGHTS

THIRD QUARTER ENDED JUNE 30, 2021

BALANCE SHEET

($ in thousands)	PERIOD ENDING 3Q21	2Q21	3Q20
Cash and cash equivalents	720,243	3,724,242	3,108,141
Investments	1,981,852	1,552,892	1,268,416
Loans held for sale	87,905	67,635	79,905
Loans and leases (HFI)[1]	3,496,670	3,657,531	3,502,646
Allowance for credit losses	(91,208)	(98,892)	(65,747)
Other assets	856,350	886,715	885,665
Total assets	**7,051,812**	**9,790,123**	**8,779,026**
Total deposits[2]	5,888,871	8,642,413	7,590,325
Total borrowings	93,634	95,336	209,781
Other liabilities	192,674	217,116	149,011
Total liabilities	**6,175,179**	**8,954,865**	**7,949,117**
Total stockholders' equity	876,633	835,258	829,909
Total liabilities and stockholders' equity	7,051,812	9,790,123	8,779,026
Loans (HFI) / Deposits	59 %	42 %	46 %
Net Interest Margin	3.75 %	3.07 %	3.28 %
Return on Average Assets	1.90 %	2.22 %	0.86 %
Return on Average Equity	18.07 %	28.93 %	8.83 %

The effects of government stimulus programs have had a significant impact on the Company's balance sheet. These programs include Economic Impact Payments ("EIP"), enhanced unemployment benefits that flow through to existing prepaid card programs, and Paycheck Protection Program ("PPP") loans.

[1]Includes $143.3 million, $208.6 million, and $215.5 million of PPP loans in 3Q21, 2Q21, and 3Q20, respectively.

[2]Includes payments businesses deposits of $5.70 billion, $8.44 billion, and $6.76 billion for 3Q21, 2Q21, and 3Q20, respectively. Average deposits from the payments businesses for the third quarter were $6.78 billion, a 7.5% increase from $6.32 billion for the 3Q20 quarter.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

7

DIVERSIFIED EARNING ASSET PORTFOLIO

	At the Quarter Ended		
	JUNE 30, 2021	JUNE 30, 2020	
($ in thousands)	**3Q21**	**3Q20**	**Y/Y Δ**
COMMERCIAL FINANCE	**2,586,527**	**2,158,905**	**20%**
Term lending	920,279	738,454	25%
Asset-based lending	263,237	181,130	45%
Factoring	320,629	206,361	55%
Lease financing	282,940	264,988	7%
Insurance premium finance	417,652	359,147	16%
SBA/USDA[1]	263,709	308,611	(15)%
Other commercial finance	118,081	100,214	18%
CONSUMER FINANCE	**227,756**	**241,585**	**(6)%**
Consumer credit programs	105,440	102,808	3%
Other consumer finance	122,316	138,777	(12)%
TAX SERVICES	**41,268**	**19,168**	**115%**
WAREHOUSE FINANCE	**335,704**	**277,614**	**21%**
COMMUNITY BANKING	**303,984**	**799,437**	**(62)%**
TOTAL GROSS LOANS & LEASES HFI	**3,495,239**	**3,496,709**	**0%**
TOTAL GROSS LOANS & LEASES HFS	**87,905**	**79,905**	**10%**
CASH & INVESTMENTS	**2,635,758**	**4,303,341**	**(39)%**
TOTAL EARNING ASSETS	**6,250,132**	**7,879,955**	**(21)%**
RENTAL EQUIPMENT, NET	**211,368**	**216,336**	**(2)%**

Quarterly Average Earning Asset Mix

% in charts represent % of total interest earning assets



50%
5%
1%
8%
36%
3Q21
58%
4%
7%
6%
25%
2Q21
50%
12%
1%
7%
28%
3Q20
Commercial Finance
Target: >55%
Tax Services
Cash & Investments
Target: <20%
Consumer &
Warehouse Finance
Target: <15%
Community Bank
Target: 0%

The effects of government stimulus programs in 2020 and 2021 have had a significant impact on the Company's cash balances.

[1]Includes balances of $143.3 million in Paycheck Protection Program loans at June 30, 2021 and $215.5 million at June 30, 2020.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

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CONSUMER BUSINESS LINES 9Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

METABANK IS A WELL-RECOGNIZED LEADER IN BAAS 10 • Full range of payment and debit services • Leading issuer of prepaid debit cards • Agent for all three rounds of U.S. Treasury Economic Impact Payments • Provide partners with regulatory and compliance oversight • Provide tax return transfer and loan solutions to two largest tax preparers and 25,000+ independent tax preparers • Payments capabilities enable tax preparers to provide underbanked consumers with access to electronic tax payments and refund advances • Marketplace lending, lines of credit and consumer loans to fintechs and other partners • Consumer loan products to marketplace lenders at reasonable rates, enabling their customers to reliably access funds and better control their financial futures Payments Capabilities, Regulatory and Compliance Expertise, Are Core Strengths Tax Services Capabilities Create Value for Partners Consumer Finance Businesses Generate Higher NIM Demonstrated Ability to Provide Partners with a Full Range of Services Has Generated a High-Quality Portfolio of BaaS Clients Neobanks, Fintechs, Program Managers, Community Banks, Government Agencies, Tax Services Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

METABANK SERVES AS THE HUB OF THE PAYMENTS ECOSYSTEM 11 Regulatory/Compliance Oversight OCC Primary Regulator Issuing/Acquiring Bank End User Card Holder/ Consumer End User Merchants Processor Issuing 20+ Fintech / Program Manager Partners 50+ Community Banks 1200+ Debit/Credit Networks 20+ Fed / Settlement ATM Sponsorship 85+ ISOs Processor Acquiring 10+ Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

0.0 20,000.0 40,000.0 60,000.0 80,000.0 100,000.0 120,000.0 3Q20 2Q21 3Q21 Payments Tax Services Consumer Finance BAAS CAPABILITIES GENERATE INCREASING LOW-COST DEPOSITS AND REVENUE 12 Growth in BaaS revenue Average Payments Deposits* ($ in billions) 26% 53% 33% % of Total Revenue $6.32 $9.29 $6.79 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 3Q20 2Q21 3Q21 *Deposit growth reflects stimulus-related deposits as a result of Economic Impact Payments (EIP) disbursed in 2020 and 2021. **Banking Services includes ATM, ACH/Faster Payments, Merchant Acquiring Growth in BaaS payments- generated deposits Banking Services** Checking Prepaid 10% 8% 82% Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

TAX SEASON UPDATE 2021

Refund advances ("RAs") and refund-transfers ("RTs") leverage BaaS infrastructure and are core to MetaBank's mission, as they allow consumers quicker access to their money.

Strong revenue generation in the quarter compared to the prior year related to delayed timing of RT product income due to the extension of the tax filing deadline by the IRS.

- RT product income for the overall tax season of $35.4 million, or up 5% compared to the 2020 tax season.
- RA originations of $1.79 billion compared to $1.33 billion in the 2020 tax season.
  - *2021 tax season benefited by the addition of H&R Block relationship.*

RELATIONSHIPS WITH FRANCHISES (H&R BLOCK, JACKSON HEWITT)	RELATIONSHIPS WITH INDEPENDENTS (META TAX)

Tax Season at MetaBank ramps up during the first fiscal quarter, peaks during the second fiscal quarter, and wraps up during the third fiscal quarter. As a result, performance for the nine months ended June 30 is a better reflection on the overall performance for tax season as it alleviates timing differences between quarters.

TAX SERVICES ECONOMICS	Three Months Ended			Nine Months Ended		
$ in millions	June 30, 2021	June 30, 2020	% Change	June 30, 2021	June 30, 2020	% Change
Net interest income (expense)	0.61	0.0	0%	1.03	(1.33)	(177)%
Tax advance product income	0.89	0.03	3062%	47.41	31.84	49%
RT product income	12.07	4.59	163%	35.40	33.73	5%
Total revenue	**$ 13.57**	**$ 4.62**	**194%**	**$ 83.84**	**$ 64.24**	**31%**
Total expense	2.41	(0.15)	(1710)%	11.18	10.30	8%
Provision for credit losses	4.69	(0.10)	(4788)%	32.82	20.41	61%
Net income, pre-tax	**$ 6.47**	**$ 4.87**	**33%**	**$ 39.85**	**$ 33.53**	**19%**
Total refund advance originations	-	-	-	$ 1,793	$ 1,335	34%
Approximate loss rate[1] (9 months)				1.83 %	1.53 %	20%

[1] Approximate loss rate calculated by taking provision for loan & lease losses divided by total refund advance originations.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

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LENDING BUSINESS LINES 14Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

HIGHLY GRANULAR AND DIVERSIFIED LOAN PORTFOLIO

- Collateral-based lending focused on risk management and administrative controls of borrowers' assets.
- Underwritten to ensure recovery of full loan exposure in the event of a default or liquidation.
- Closely monitored and managed.
- Strong credit performance during COVID-19 period[1], annualized net charge-offs excl. tax services 48bps of average loans and leases.
- Solar lending provides conservative lending and generates tax credits, boosting returns.
- Consumer finance strategic to payments distribution potential.



JUNE 30, 2021
19%
1%
7%
73%
Commercial Finance
Tax Services
Consumer Finance
Corporate
20%
Commercial Finance
21%
Equipment Finance
17%
Working Capital
15%
Specialty Finance

Loan portfolio supports mission of financial inclusion for all®

[1]Q3 FY20-Q3 FY21 -- non-GAAP measures, see appendix.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

15

OVERVIEW OF LOAN PORTFOLIO

Segment	Business Line	Balance Sheet Category	3Q20	2Q21	3Q21	% of Portfolio 3Q21
Commercial Finance	**Commercial Finance**					
	Guaranteed portion of US govt SBA/USDA Loans	SBA/USDA	8.5	68.5	71.9	2%
	Unguaranteed portion of US govt SBA/USDA Loans	SBA/USDA	84.6	54.8	48.6	1%
	Paycheck Protection Program (PPP) Loans	SBA/USDA	215.5	208.6	143.3	4%
	Other	Term lending	332.9	454.5	449.5	13%
		TOTAL	**641.5**	**786.4**	**713.2**	**20%**
	Equipment Finance					
	Large Ticket	Lease Financing	228.9	269.5	247.0	7%
		Term lending	188.3	173.5	195.9	6%
	Small Ticket	Lease Financing	28.6	30.5	27.6	1%
		Term lending	217.3	263.4	274.9	8%
	Other	Lease Financing	7.5	8.2	8.3	0%
		TOTAL	**670.6**	**745.1**	**753.7**	**21%**
	Working Capital					
		Asset-Based Lending	181.1	248.7	263.2	8%
		Factoring	206.4	277.6	320.6	9%
		TOTAL	**387.5**	**526.3**	**583.8**	**17%**
	Specialty Finance					
	Insurance Premium Finance	Insurance Premium Finance	359.1	344.8	417.7	12%
	Other commercial finance	Other commercial finance	100.2	103.2	118.1	3%
		TOTAL	**459.3**	**448.0**	**535.8**	**15%**
Consumer Finance	Consumer credit programs	Consumer credit programs	102.8	104.8	105.4	3%
	Private student loans	Other consumer finance	120.0	106.3	101.4	3%
	Other consumer finance	Other consumer finance	18.8	24.5	20.9	1%
		TOTAL	**241.6**	**235.7**	**227.7**	**7%**
Tax Services	Tax Preparer Loans	Tax Services	-	1.7	0.3	0%
	Refund Advance Loans	Tax Services	19.2	224.2	41.0	1%
		TOTAL	**19.2**	**225.9**	**41.3**	**1%**
Corporate	Warehouse Finance	Warehouse Finance	277.6	332.5	335.7	10%
	Community Banking	Community Banking	799.4	348.1	304.0	9%
		TOTAL	**1,077.0**	**680.6**	**639.7**	**19%**
	Total Lending Portfolio (HFI)		**3,496.7**	**3,648.0**	**3,495.2**	**100%**

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation
16

• Permanent debt financing | $111.7 million outstanding (Investment Advisor) and $98.3 million outstanding (Insurance Agency) – Financed through both SBA 7(a) ($77.9 million) and Conventional ($132.1 million) product offerings. – Repeatable and predictable cash flows of insurance premiums and asset management fees are supported by underlying intangible, book of business collateral, that is generally diversified across hundreds or thousands of clients. SELECT COMMERCIAL FINANCE AREAS 17 Renewable Energy Significant lender for both solar and fuel cell power generation projects. Debt financing for renewable energy via conventional term loans and United States Department of Agriculture (“USDA”) Guaranteed Loan Programs. Investment tax credit financing via sale-leasebacks. • Renewable energy debt financing | $382.1 million outstanding1 – Safe and conservative lending characteristics with long-term power purchase agreements and low loan-to-values generates predictable cash flow and safeguards the loan’s debt service coverage capability. – Originations: $24.8 million in USDA solar loans for the third quarter of 2021 and $75.1 million in USDA solar loans in fiscal 2021. • Renewable energy investment tax credit (“ITC”) financing • Originations: $13.5 million in ITC eligible alternative energy sale-leasebacks for the third quarter of 2021, $3.4 million in total net ITC. • Total originations fiscal year-to-date 2021 of $72.0 million, resulted in $18.9 million in total net ITC. Insurance / Investment Advisory Provide business acquisition financing for insurance agencies and investment advisory practices. 1 Majority in Term Lending balance sheet category. Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

LEGACY COMMUNITY BANK PORTFOLIO

AS OF JUNE 30, 2021 | SERVICED BY CENTRAL BANK

($ in millions)	**OUTSTANDING BALANCE**	**% OF TOTAL[1]**
Commercial Real Estate	$287.1	7.7%
Commercial Operating	7.7	0.2%
Agricultural	7.8	0.2%
1-4 Family Real Estate	1.4	0.1%
Total	**$304.0**	**8.2%**

During the quarter classified $18.1 million of community bank loans as held for sale.

- All hospitality loans have resumed principal and interest payments according to the loan terms except for one loan relationship.
  - Occupancy and revenue per available room are showing improving trends as the summer season is underway.
- $19.8 million in nonperforming community banking loans as of June 30, 2021
  - Theater relationship makes up 90% of community bank nonperforming loans.
  - Received $7.3 million in July 2021 of shuttered venue operators grant funds of which were used to bring all payments current on the relationship.
  - Since June, outlook is trending favorably as reports show theater attendance that would support all operating expenses and debt service.

Commercial Real Estate Industry Composition



62%
17%
8%
6%
6%
1%
Hotel/Motel
Multifamily
Retail
Theater
Office Building
Other²

[1] Total includes total gross loans & leases of $3.50 billion and rental equipment, net of $211.4 million, as of June 30, 2021, exposures are based on current outstanding balances as of June 30, 2021

[2] Other includes subsectors comprised of less than 1% of total commercial real estate as of June 30, 2021 ($287.1 million)

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

18

ASSET QUALITY, INTEREST RATE RISK, & CAPITAL 19Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

$4.9 $5.5 $3.8 $3.8 $2.8 0.55% 0.63% 0.44% 0.44% 0.32% 3Q20 4Q20 1Q21 2Q21 3Q21 Period Ended NCOs NCOs / Average Loans Adjusted Net Charge-Offs (“NCOs”)¹ Excludes Tax Services NCOs and Related Seasonal Average Loans ($ in millions) KEY CREDIT METRICS • Annualized adjusted net charge-offs1: – 0.32% of average loans in 3Q21 – 0.46% of average loans over last 12 months • Allowance for credit loss $91.2 million, or 2.61% of total loans and leases, a decrease from the linked-quarter. $56.1 $48.0 $53.2 $46.7 $45.1 0.64% 0.79% 0.73% 0.48% 0.64% 3Q20 4Q20 1Q21 2Q21 3Q21 Period Ended NPAs NPAs / Total Assets ASSET QUALITY 20 1 Non-GAAP measures, see appendix for reconciliations. Tax Services NCOs and related seasonal average loans are excluded to adjust for the cyclicality of activity related to the overall economics of the tax services business line. $39.3 $34.0 $42.3 $43.5 $41.9 1.10% 0.97% 1.18% 1.17% 1.17% 3Q20 4Q20 1Q21 2Q21 3Q21 Period Ended NPLs NPLs / Total Loans Nonperforming Assets (“NPAs”) ($ in millions) Nonperforming Loans (“NPLs”) ($ in millions) Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

-10% 5% 20% 35% -100 +100 +200 +300 Parallel Shock Ramp 1 Fixed rate securities, loans and leases are shown for contractual periods. -2,000 0 2,000 4,000 6,000 Month 1-12 Month 13-36 Month 37-60 Month 61-180 V o lu m e ( $ M M ) Period Variance Total Assets Total Liabilities INTEREST RATE RISK MANAGEMENT JUNE 30, 2021 21 11% 25% 11% 53% • Low-rate environment -- focus is on reducing wholesale funding and redeploying deposits and assets into positive carry opportunities. • Interest rate risk shows asset sensitive balance sheet - net interest income modeled under an instantaneous, parallel rate shock and a gradual parallel ramp. • Management also employs rigorous modeling techniques under a variety of yield curve shapes, twists and ramps. Fixed Rate > 1 Year 12-Month Interest Rate Sensitivity from Base Net Interest Income Earning Asset Pricing Attributes1 Asset/Liability Gap Analysis Fixed Rate < 1 Year Floating or Variable Federal Reserve Bank Deposits (Floating or Variable) Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

CAPITAL AND SOURCES OF LIQUIDITY

REGULATORY CAPITAL AS OF JUNE 30, 2021

At June 30, 2021[1]	Meta Financial Group, Inc.	MetaBank, N.A.
Tier 1 Leverage	6.85%	7.83%
Tier 1 Leverage – EIP-adjusted[2]	N/A	7.95%
Common Equity Tier 1	12.76%	14.94%
Tier 1 Capital	13.11%	14.96%
Total Capital	16.18%	16.22%

- MetaBank remains well-capitalized. Granted temporary exemption from meeting certain capital leverage ratios by the OCC, related to participation in distributing Bank-issued EIP cards.
- Tier 1 Leverage ratios impacted from government stimulus programs mentioned above.
  - *MetaBank EIP-adjusted Tier 1 Leverage of 7.95% better reflects the balance sheet reducing the impact from the temporary EIP card-related balances.*

Primary & Secondary Liquidity Sources ($ in millions)	
Cash and Cash Equivalents	$720
Unpledged Investment Securities	$1,020
FHLB Borrowing Capacity	$780
Funds Available through Fed Discount Window	$235
PPP Loan Collateral	$140
Unsecured Lines of Credit	$1,265 - $1,535
EIP Deposit Balances Held at Other Banks	$2,710

Capital Ratio Trends

Tier 1 Leverage Ratio



5.91%
6.89%
6.58%
7.56%
7.39%
8.60%
4.75%
5.47%
6.85%
7.83%
5%
3Q20
4Q20
1Q21
2Q21
3Q21

Total Capital Ratio



14.99%
15.12%
15.30%
15.26%
14.14%
14.14%
14.65%
14.66%
16.18%
16.22%
10%
3Q20
4Q20
1Q21
2Q21
3Q21
Meta Financial Group, Inc.
MetaBank, N.A.
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action Provisions

[1] Regulatory capital reflects the Company's election of the five-year CECL transition for regulatory capital purposes. Amounts are preliminary pending completion and filing of the Company's regulatory reports.
[2] Non-GAAP measure, see appendix for reconciliations.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation
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APPENDIX 23Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

June 30, 2021 March 31, 2021 COUNT $ BALANCE COUNT $ BALANCE COMMUNITY BANK 9 $ 36.6 15 $58.7 Hospitality 9 36.6 11 40.8 Movie Theater 0 - 4 17.9 COMMERCIAL FINANCE 24 $3.2 55 $5.8 Small ticket equipment finance 23 1.6 55 5.8 Other commercial finance 1 1.6 0 - CONSUMER 50 $1.6 76 $1.9 TOTAL 83 $41.5 146 $66.4 % TOTAL LOANS AND LEASES (excl. PPP) 1% 2% ACTIVE COVID-19 LOAN AND LEASE MODIFICATIONS AND DEFERRALS 24 Excluding PPP loans, active deferments and modifications decreased from $66.4 million or 2% of total gross loans and leases at March 31, 2021 to $43.1 million or 1% of total gross loans and leases at June 30, 2021. Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

NON-GAAP RECONCILIATIONS

EIP-RELATED ADJUSTMENTS

Net Interest Margin

($ in millions)

	THREE MONTHS ENDED				
	JUNE 30, 2021	MARCH 31, 2021	DECEMBER 31, 2020	SEPTEMBER 30, 2020	JUNE 30, 2020
Average interest-earning assets	7,316,820	9,768,242	5,636,445	6,806,366	7,608,616
Net interest income	68,475	73,850	65,999	64,513	62,137
Net interest margin	3.75%	3.07%	4.65%	3.77%	3.28%
ADJUSTMENT FOR EIP-RELATED ASSETS					
Interest-earning assets	7,316,820	9,768,242	5,636,445	6,806,366	7,608,618
LESS: Estimated cash adjustment	125,365	2,679,372	624,857	1,573,727	2,323,425
EIP-ADJUSTED AVERAGE INTEREST-EARNING ASSETS	7,191,455	7,088,870	5,011,588	5,232,639	5,285,193
Net interest income	68,475	73,850	65,999	64,513	62,137
LESS: Estimated cash interest adjustment	31	661	157	396	578
EIP-ADJUSTED NET INTEREST INCOME	68,444	73,189	65,842	64,177	61,559
EIP-ADJUSTED NET INTEREST MARGIN	3.82%	4.19%	5.21%	4.87%	4.68%
ADJUSTMENT INFLATED CASH BALANCES					
Interest-earning assets	7,316,820	9,768,242			
LESS: Estimated cash adjustment	1,867,987	4,187,558			
ADJUSTED AVERAGE INTEREST-EARNING ASSETS	5,448,833	5,580,684			
Net interest income	68,475	73,850			
LESS: Estimated cash interest adjustment	528	1,090			
ADJUSTED NET INTEREST INCOME	67,947	72,760			
ADJUSTED NET INTEREST MARGIN	5.00%	5.29%			

RETURN ON AVERAGE ASSETS ("ROAA")	JUNE 30, 2021	MARCH 31, 2021	DECEMBER 31, 2020	SEPTEMBER 30, 2020	JUNE 30, 2020
Net income	38,701	59,066	28,037	13,158	18,190
Average assets	8,158,558	10,655,852	6,481,823	7,672,773	8,439,206
ROAA	1.90%	2.22%	1.73%	0.69%	0.86%
LESS: Estimated cash adjustment	125,365	2,679,372	624,857	1,573,727	2,323,425
LESS: Estimated cash interest adjustment	31	661	157	396	578
EIP-ADJUSTED AVERAGE ASSETS	8,033,193	7,976,480	5,856,966	6,099,046	6,115,781
EIP-ADJUSTED NET INCOME	38,670	58,405	27,880	12,762	17,612
EIP-ADJUSTED ROAA	1.93%	2.93%	1.90%	0.84%	1.15%

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

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NON-GAAP RECONCILIATIONS

EIP-RELATED CAPITAL ADJUSTMENTS

MetaBank Tier 1 Leverage

($ in millions)

	JUNE 30, 2020	MARCH 31, 2020	DECEMBER 31, 2020	SEPTEMBER 30, 2020	JUNE 30, 2020
Total stockholder's equity	$ 980,163	$ 934,010	$ 912,143	$ 933,430	$ 923,520
LESS: Goodwill, net of associated deferred tax liabilities	301,179	301,602	301,999	302,396	302,815
LESS: Certain other intangible assets	35,100	36,780	39,403	40,964	42,865
LESS: Net deferred tax assets from operating loss and tax credit carry-forwards	17,754	19,306	24,105	18,361	10,360
LESS: Net unrealized gains (losses) on available-for-sale securities	14,750	12,458	19,894	17,762	8,382
LESS: Non-controlling interest	1,490	1,092	1,536	3,603	3,787
Common Equity Tier 1 Capital ("CET1")	609,891	562,772	525,206	550,344	555,311
Tier 1 minority interest not included in common equity tier 1 capital	932	690	750	1,894	1,894
Total Tier 1 capital	610,823	563,462	525,956	552,238	557,205
Total Assets (Quarter Average)	$ 8,160,147	$ 10,662,731	$ 6,487,231	$ 7,679,897	$ 8,446,393
ADD: Available for sale securities amortized cost	(20,713)	(20,219)	(24,694)	(22,844)	(8,420)
ADD: Deferred tax	5,206	5,077	6,201	5,724	2,104
ADD: CECL adoption	13,913	10,439	10,439	0	0
LESS: Deductions from CET1	354,032	357,688	365,507	361,721	356,040
ADJUSTED TOTAL ASSETS	$ 7,804,521	$ 10,300,340	$ 6,113,671	$ 7,301,056	$ 8,084,037
METABANK REGULATORY TIER 1 LEVERAGE	7.83 %	5.47 %	8.60 %	7.56 %	6.89%

ADJUSTMENT FOR EIP-RELATED ASSETS

	JUNE 30, 2020	MARCH 31, 2020	DECEMBER 31, 2020	SEPTEMBER 30, 2020	JUNE 30, 2020
Adjusted total assets	$ 7,804,521	$ 10,300,340	$ 6,113,671	$ 7,301,056	$ 8,084,037
LESS: EIP prepaid card-related assets (cash)	125,365	2,679,372	624,857	1,573,727	2,323,425
EIP-ADJUSTED TOTAL ASSETS	$ 7,679,156	$ 7,620,968	$ 5,488,814	$ 5,727,329	5,760,612
METABANK EIP-ADJUSTED TIER 1 LEVERAGE	7.95 %	7.39 %	9.58 %	9.64 %	9.67%

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

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FINANCIAL MEASURE RECONCILIATIONS

Efficiency Ratio

($ in thousands)	For the last twelve months ended Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
Noninterest Expense - GAAP	330,352	320,070	315,828	319,051	314,911
Net Interest Income	272,837	266,499	260,386	259,038	260,142
Noninterest Income	262,111	240,706	247,766	239,794	235,024
Total Revenue: GAAP	**534,948**	**507,205**	**508,152**	**498,832**	**495,166**
Efficiency Ratio, LTM	61.75%	63.10%	62.15%	63.96%	63.60%

Non-GAAP Reconciliation

Adjusted Annualized NCOs and Adjusted Average Loans and Leases

($ in thousands)	For the quarter ended Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
Net Charge-offs	12,333	3,696	2,836	18,538	14,700
Less: Tax services net charge-offs	9,488	(54)	(956)	13,034	9,782
Adjusted Net Charge-offs	$2,845	$3,750	$3,792	$5,504	$4,918
Quarterly Average Loans and Leases	3,618,733	4,120,555	3,495,696	3,536,997	3,622,928
Less: Quarterly Average Tax Services Loans	91,804	714,789	25,104	16,650	39,845
Adjusted Quarterly Loans and Leases	$3,526,929	$3,405,766	$3,470,592	$3,520,347	$3,583,083
Annualized NCOs/Average Loans and Leases	1.36%	0.36%	0.32%	2.10%	1.62%
Adjusted Annualized NCOs/Adjusted Average Loans and Leases[1]	0.32%	0.44%	0.44%	0.63%	0.55%

[1] *Tax Services NCOs and average loans are excluded to adjust for the cyclicality of activity related to the overall economics of the Company's tax services business line.*

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

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